Consent of Director Nominee

         I, Ronald P. Erickson, hereby consent to the use of my name as a director nominee in the registration statement filed by Westower Corporation on Form SB-2 and all amendments thereto.



     Seattle, Washington                                  /s/ Ronald P. Erickson
         September 18, 1997                                   Ronald P. Erickson
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